SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2002
                                                          --------------



                                EATON VANCE CORP.
                               ------------------
             (Exact name of registrant as specified in its charter)



         Maryland                       1-8100                     04-2718215
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


255 State Street, Boston, Massachusetts                         02109
---------------------------------------               --------------------------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (617) 482-8260
                                                           --------------

                                    1 of 17

                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.         OTHER EVENTS
-------         ------------

     Eaton Vance Management (the "Company"), the principal operating company of Eaton Vance Corp. (the "Registrant"), issued $235,000,000 aggregate principal amount at maturity of its Zero Coupon - Senior Exchangeable Notes due 2031 (the "Notes) on August 13, 2001 pursuant to an Indenture, dated as of August 13, 2001 (the "Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"). A copy of the Indenture was filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 filed on November 9, 2001.

     The Company announced today that it intends to amend the Indenture and the Notes to add to the Company's covenants, for the benefit of Noteholders, provisions under which the Company would add an additional put date at November 13, 2002 and make a one-time cash interest payment to Noteholders who retain their Notes beyond August 13, 2002, the current put date. A copy of the press release announcing the amendment is filed as Exhibit 99.7 to this Report. The specific terms of the additional put date and one-time cash interest payment are set forth in a Supplemental Indenture, which is filed as Exhibit 4.1 to this Report.

ITEM 7.       FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS
-------       ---------------------------------

(c)             Exhibits

                Exhibit No.     Document
                -----------     --------

                  4.1 First Supplemental Indenture dated August 9, 2002, between the Company and the Trustee.

                  99.7 News release issued by the Registrant, dated August 9, 2002.

ITEM 9.         REGULATION FD DISCLOSURE
-------         ------------------------

     The Registrant is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.7 to this Report. Exhibit 99.7 is the news release issued by the Registrant dated August 9, 2002, announcing that the Company intends to add an additional put date at November 13, 2002 and to make a one-time cash interest payment to Noteholders who retain their Notes beyond August 13, 2002. A copy of press release announcing the amendment is filed as
Exhibit 99.7 to this Report.

SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following summary of certain U.S. federal income tax consequences of the anticipated amendments to the terms of the Indenture and the Notes incorporates by reference, and accordingly, should be read in conjunction with, the disclosure in the Offering Memorandum, dated August 7, 2001, under the heading "Certain United States Federal Income Tax Considerations" (hereinafter referred to as, the "Offering Memorandum Tax Disclosure"). Terms used, but not defined, herein have the meaning given to them in the Offering Memorandum Tax Disclosure. This discussion applies to U.S. Holders who acquired Notes at their issue price in the initial offering and who hold the Notes as capital assets,

                                    2 of 17
and does not describe all of the U.S. federal income tax considerations that may be relevant to holders of Notes in light of their particular circumstances, or to holders of Notes that may be subject to special U.S. federal income tax rules as listed in the Offering Memorandum Tax Disclosure. The summary is based on the authorities listed in the Offering Memorandum Tax Disclosure, all as in effect on the date hereof, and all of which are subject to change (possibly on a retroactive basis) and to different interpretations.

     Holders of Notes should be aware that, due to the factual nature of the inquiry and the absence of relevant legal authorities, there is some uncertainty under current U.S. federal income tax law as to the appropriate treatment of the amendments to the terms of the Indenture and the Notes. The Company has not obtained, and will not request, a ruling from the IRS in connection with the adoption of such amendments. Accordingly, no assurance can be given that the IRS will agree with any positions to be taken by the Company, or that a court will not sustain any challenge by the IRS in the event of litigation.

     HOLDERS OF NOTES SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL, STATE, LOCAL AND OTHER TAX CONSEQUENCES OF THE AMENDMENTS TO THE TERMS OF THE INDENTURE AND THE NOTES.

U.S.  FEDERAL  INCOME TAX  TREATMENT OF THE  AMENDMENTS TO THE INDENTURE AND THE
NOTES

     While the matter is not free from doubt, the Company currently expects that the amendments to the terms of the Indenture and the Notes (i.e., the one-time cash payment and the addition of a put right) will constitute a "significant modification" to the Notes under the applicable Treasury regulations. In such event, for U.S. federal income tax purposes, the Company would treat holders of the Notes as having exchanged their existing Notes for amended Notes (the "Amended Notes"). As a result, holders of the Notes will realize a loss in an amount equal to the difference between their amount realized on the exchange (i.e., the fair market value of the Amended Notes) and their adjusted basis in the existing Notes immediately prior to the exchange. Any loss realized on the exchange would generally constitute ordinary loss to the extent of income previously accrued by the U.S. Holder in respect of the Notes and thereafter, capital loss.

     However, if the deemed exchange qualifies as a "recapitalization," within the meaning of Section 368(a) of the Code, the recognition of a loss by a U.S. Holder may be disallowed (in whole or in part) pursuant to Section 354 of the Code. U.S. Holders of the Notes should consult their own tax advisors regarding the application of Code Section 354 to a deemed exchange of Notes for Amended Notes.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OWNERSHIP OF THE AMENDED NOTES

     This discussion assumes that the amendments to the terms of the Indenture and the Notes will give rise to a deemed exchange of Notes for Amended Notes. In such event, the Company intends to treat the Amended Notes as contingent payment debt instruments that are newly issued at an initial issue price equal to the fair market value of the Amended Notes on the date of the deemed exchange. A U.S. Holder of Amended Notes generally will be required to use a newly determined comparable yield and projected payment schedule as of the date of the deemed exchange to tax account for the Amended Notes as otherwise described in the Offering Memorandum Tax Disclosure.

     The comparable yield and projected payment schedule applicable to the Amended Notes will be set forth in the Supplemental Indenture, which is filed as
Exhibit 4.1 to this Report. Holders also may obtain the projected payment schedule applicable to the Amended Notes by submitting a written request to:
Eaton  Vance  Management,   255  State  Street,  Boston,   Massachusetts  02109;
Attention: William M. Steul, Chief Financial Officer.

                                    3 of 17

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EATON VANCE CORP.
                                       (Registrant)


Date: August 9, 2002                   /s/ William M. Steul
     ---------------                   ---------------------------------------
                                       William M. Steul, Chief Financial Officer

                                    4 of 17

                                  EXHIBIT INDEX


     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibits are filed as part of this Report:


Exhibit No.     Description
-----------     -----------

4.1 First Supplemental Indenture, dated August 9, 2002, between the Company and the Trustee.

99.7            Copy of Registrant's news release, dated August 9, 2002.

                                    5 of 17

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of August 9, 2002

               Supplement to Indenture dated as of August 13, 2001

                  --------------------------------------------

                                     between

                             EATON VANCE MANAGEMENT

                                       and

                               JPMORGAN CHASE BANK

                  --------------------------------------------

          Liquid Yield Option(TM)Notes due 2031 (Zero Coupon - Senior)





                                    6 of 17

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
RECITALS......................................................................ii
ARTICLE I......................................................................1

        SECTION 1.01.   First Supplemental Indenture...........................1

        SECTION 1.02.   Definitions............................................1

ARTICLE 2......................................................................1

        SECTION 2.01.   Amendments to Section 1.01 of the Original Indenture...1

        SECTION 2.02.   Amendments to Section 4.01 of the Original Indenture...1

        SECTION 2.03.   Amendment to Article 12 Payment of Interest of the
                        Original Indenture.....................................2

        SECTION 2.04.   Amendments to Annex C of the Original Indenture........2

        SECTION 3.01.   Amendments to Face of Security.........................2

        SECTION 3.02.   Amendments to Paragraph 4 of the Securities............2

        SECTION 3.03.   Amendments to Paragraph 7 of the Securities............3

        SECTION 3.04.   Notation on Securities.................................3

        SECTION 4.01.   Trust Indenture Act Controls...........................4

        SECTION 4.02.   Incorporation into Indenture...........................4

        SECTION 4.03.   Successors and Assigns.................................4

        SECTION 4.04.   Governing Law..........................................4

        SECTION 4.05.   Multiple Originals.....................................4

        SECTION 4.06.   Separability Clause....................................4

        SECTION 4.07.   The Trustees...........................................4


                                    7 of 17

     FIRST SUPPLEMENTAL INDENTURE, dated as of the 9th day of August, 2002 ("First Supplemental Indenture"), between EATON VANCE MANAGEMENT, a Massachusetts business trust (the "Company"), and JPMorgan Chase Bank (formerly known as "The Chase Manhattan Bank"), a New York banking corporation (the "Trustee").

                                    RECITALS

     WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of August 13, 2001 (the "Original Indenture;" and, as amended by this First Supplemental Indenture, the "Indenture"), to provide for the issuance by the Company of its Liquid Yield Option(TM) Notes due 2031 (Zero Coupon - Senior) (the "Securities");

     WHEREAS,  the  Company  desires  to amend the  Original  Indenture  and the
Securities  to  add  to  the   Company's   covenants  for  the  benefit  of  the
Securityholders;

     WHEREAS, Section 9.01 of the Original Indenture provides that, without the consent of any Securityholder, the Company and the Trustee may amend the Original Indenture or the Securities to, among other things, add to the Company's covenants for the benefit of the Securityholders and to make any change that does not adversely affect the rights of any Holders; and

     WHEREAS, all things necessary for the execution of this First Supplemental Indenture, and to make this First Supplemental Indenture a valid supplement to the Original Indenture according to its terms and a valid and binding agreement of the Company, have been done.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree, for the benefit of the other party and for the equal and ratable benefit of the Holders, as follows:

                                    8 of 17

                                    ARTICLE 1

                            RATIFICATION; DEFINITIONS

     SECTION  1.01. FIRST  SUPPLEMENTAL   INDENTURE.   This  First  Supplemental
Indenture is  supplemental  to, and is entered into in  accordance  with Section
9.01 of the Original Indenture and, except as modified, amended and supplemented by this First Supplemental Indenture, the provisions of the Original Indenture are ratified and confirmed in all respects and shall remain in full force and effect.

     SECTION 1.02. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Indenture.

                                    ARTICLE 2

           AMENDMENTS TO CERTAIN PROVISIONS OF THE ORIGINAL INDENTURE

     SECTION 2.01. AMENDMENTS TO SECTION 1.01 OF THE ORIGINAL INDENTURE. Section
1.01 of the Original Indenture is hereby amended to add the definition "Additional Cash Interest Payment."

     "Additional Cash Interest Payment," means a one-time additional cash interest payment of $3.24 for every $1,000 aggregate Principal Amount of Maturity to Holders of record at the close of business on August 14, 2002. The Additional Cash Interest Payment will be paid on August 15, 2002 or as promptly as possible thereafter.

     SECTION 2.02. Amendments to Section 4.01 of the Original Indenture. The first paragraph of Section 4.01 of the Original Indenture is hereby amended by replacing it in its entirely with the following:

     "The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts to be given to the Trustee or Paying Agent, shall be deposited with the Trustee or Paying Agent by 10:00 a.m., New York City time, by the company, except for the Securities to be purchased only on November 13, 2002 by the Company pursuant to paragraph 7 of the Securities at the option of the Holder, any amounts to be given to the Trustee or Paying Agent, shall be deposited with the Trustee or Paying Agent by 10:00 a.m., New York City time on November 18, 2002, by the Company, unless otherwise agreed to by the parties. Principal Amount at Maturity, Restated Principal Amount, Issue Price plus accrued Original Issue Discount, interest, if any, shall be considered paid on the applicable date due if on such date (or, in the case of a Purchase Price or Change in Control Purchase Price, on the Business Day following the applicable Purchase Date or Change in Control Purchase Date, as the case may be) the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if permitted hereunder, sufficient to pay all such amounts then due.

     SECTION 2.03. AMENDMENTS TO ARTICLE 12 PAYMENT OF INTEREST OF THE ORIGINAL INDENTURE. Article 12 Payment of Interest of the Original Indenture is hereby amended by adding the following:

     SECTION 12.04. ADDITIONAL CASH INTEREST PAYMENT.

     An Additional Cash Interest Payment of $3.24 for every $1,000 aggregate Principal Amount of Maturity shall be made to Holders of record at the close of business on August 14, 2002. The Additional Cash Interest Payment will be made on August 15, 2002 or as promptly as possible thereafter.

                                    9 of 17

     SECTION 2.04. AMENDMENTS TO ANNEX C OF THE ORIGINAL INDENTURE. The Projected Payment Schedule for the Securities set forth in Annex C of the Original Indenture is hereby amended by replacing it in its entirety with the Revised Projected Payment Schedule attached to this First Supplemental Indenture as Exhibit A.

               AMENDMENTS TO CERTAIN PROVISIONS OF THE SECURITIES;

                           NOTATION ON THE SECURITIES

     SECTION 3.01. AMENDMENTS TO FACE OF SECURITY. The first paragraph of the face of the Securities is hereby amended by replacing it in its entirety with the following:

     "FOR THE PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS SECURITY IS ISSUED WITH AN INDETERMINATE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE DATE IS AUGUST 9, 2002, AND THE YIELD TO MATURITY FOR PURPOSES OF ACCRUING ORIGINAL ISSUE DISCOUNT IS 6.481% PER ANNUM, COMPOUNDED SEMIANNUALLY."

     SECTION 3.02. AMENDMENTS TO PARAGRAPH 4 OF THE SECURITIES. Paragraph 4 of the Securities is hereby amended by replacing it in the entirety with the following:

     "4. Indenture and First Supplemental Indenture.

     The Company issued the Securities under an Indenture dated, as of August 13, 2001 (the "Indenture"), between the Company and the Trustee. Pursuant to Section 9.01 of the Indenture, the Company and the Trustee entered into a First Supplemental Indenture, dated as of August 9, 2002 (the "First Supplemental Indenture"), to add to the Company's covenants for the benefit of the Securityholders. The terms of the Securities include those stated in the Indenture, as supplemented by the First Supplemental Indenture, and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture, as supplemented by the First Supplemental Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture, the First Supplemental Indenture and the TIA for a statement of those terms.

     The Securities are general unsecured and unsubordinated obligations of the Company limited to $314,000,000 aggregate Principal Amount at Maturity (subject to Section 2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured."

     SECTION 3.03. AMENDMENTS TO PARAGRAPH 7 OF THE SECURITIES. Paragraph 7 of the Securities is hereby amended by replacing the Purchase Date and Purchase Price Schedule for the Securities set forth therein in its entirety with the Revised Purchase Date and Purchase Price Schedule attached to this First Supplemental Indenture as Exhibit B.

     SECTION 3.04. NOTATION ON SECURITIES. (a) The Securities, as amended by the
provisions  of  this  First  Supplemental  Indenture,   shall  bear  a  notation
substantially to the following effect:

                                    10 of 17

     "THE TERMS OF THIS SECURITY HAVE BEEN AMENDED TO THE EXTENT PROVIDED IN THE FIRST SUPPLEMENTAL INDENTURE, DATED AS OF AUGUST 9, 2002, BETWEEN THE COMPANY AND THE TRUSTEE. THE FIRST SUPPLEMENTAL INDENTURE WAS ENTERED INTO BETWEEN THE COMPANY AND THE TRUSTEE PURSUANT TO SECTION 9.01 OF THE INDENTURE TO ADD TO THE COMPANY'S COVENANTS FOR THE BENEFIT OF THE SECURITYHOLDERS. THE TERMS OF THIS SECURITY INCLUDE THOSE STATED IN THE INDENTURE, AS SUPPLEMENTED BY THE FIRST SUPPLEMENTAL INDENTURE, AND HOLDERS ARE REFERRED TO THE INDENTURE AND THE FIRST SUPPLEMENTAL INDENTURE FOR A STATEMENT OF THOSE TERMS."

     (b) The Trustee hereby agrees to cause the Securities to bear the above notation pursuant to, and upon satisfaction of, the conditions set forth in Sections 9.05, 9.06, 13.04 and 13.05 of the Indenture.

                                  MISCELLANEOUS

     SECTION 4.01. TRUST INDENTURE ACT CONTROLS. If any provision of this First Supplemental Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     SECTION  4.02.  INCORPORATION  INTO  INDENTURE.   This  First  Supplemental
Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

     SECTION 4.03. SUCCESSORS AND ASSIGNS. All covenants and agreements of the Company and the Trustee in this First Supplemental Indenture shall bind their respective successors.

     SECTION 4.04. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS FIRST SUPPLEMENTAL INDENTURE.

     SECTION 4.05. MULTIPLE ORIGINALS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this First Supplemental Indenture.

     SECTION 4.06. SEPARABILITY CLAUSE. In case any provision in this First Supplemental Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 4.07. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.

                                * * * * * * * * *

                                    11 of 17

     IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this First Supplemental Indenture on behalf of the respective parties hereto as of the date first above written.

                                EATON VANCE MANAGEMENT


                                By:     /s/ William M. Steul
                                        --------------------------------------
                                        Name:    William M. Steul
                                        Title:   Vice President, Treasurer,
                                                 and Chief Financial Officer

                                JPMORGAN CHASE BANK,
                                as Trustee


                                By:     /s/ Francine Springer
                                        --------------------------------------
                                        Name:    Francine Springer
                                        Title:   Vice President

                                    12 of 17

                                                                       EXHIBIT A
                                                                       ---------

                                     ANNEX C
                                     -------

                      REVISED PROJECTED PAYMENT SCHEDULE*
                      -----------------------------------

Comparable Yield: 6.481% per annum

           Quarterly Period Ending                    Projected Payment per LYON
           -----------------------                    --------------------------
               August 15, 2002                                  $3.24
               November 10, 2014                                $2.81
               February 9, 2015                                 $2.81
               May 11, 2015                                     $2.81
               August 10, 2015                                  $2.81
               November 9, 2015                                 $3.04
               February 8, 2016                                 $3.04
               May 9, 2016                                      $3.04
               August 8, 2016                                   $3.04
               November 14, 2016                                $3.28
               February 13, 2017                                $3.28
               May 8, 2017                                      $3.28
               August 14, 2017                                  $3.28
               November 13, 2017                                $3.54
               February 12, 2018                                $3.54
               May 14, 2018                                     $3.54
               August 13, 2018                                  $3.54
               November 12, 2018                                $3.82
               February 11, 2019                                $3.82
               May 13, 2019                                     $3.82
               August 12, 2019                                  $3.82
               November 11, 2019                                $4.13
               February 10, 2020                                $4.13
               May 11, 2020                                     $4.13
               August 10, 2020                                  $4.13
               November 9, 2020                                 $4.45
               February 8, 2021                                 $4.45
               May 10, 2021                                     $4.45
               August 9, 2021                                   $4.45
               November 8, 2021                                 $4.81
               February 14, 2022                                $4.81
               May 9, 2022                                      $4.81

-------------------
* The comparable yield means the annual yield the Company would pay, as of the date of the First Supplemental Indenture, on a fixed-rate nonconvertible debt security with no contingent payments, but with terms and conditions otherwise comparable to those of the LYONs, and the schedule of projected payments has been determined on the basis of an assumption of linear growth of the stock price and a constant dividend yield and has not been determined for any purpose other than for the determination of interest accruals and adjustments thereof in respect of the Securities for United States federal income tax purposes. The comparable yield and the schedule of projected payments do not constitute a projection of representation regarding the amounts payable on Securities.

                                    13 of 17

           Quarterly Period Ending                    Projected Payment per LYON
           -----------------------                    --------------------------
               August 8, 2022                                   $4.81
               November 14, 2022                                $5.19
               February 14, 2023                                $5.19
               May 8, 2023                                      $5.19
               August 14, 2023                                  $5.19
               November 13, 2023                                $5.60
               February 12, 2024                                $5.60
               May 13, 2024                                     $5.60
               August 12, 2024                                  $5.60
               November 11, 2024                                $6.05
               February 10, 2025                                $6.05
               May 12, 2025                                     $6.05
               August 11, 2025                                  $6.05
               November 10, 2025                                $6.53
               February 9, 2026                                 $6.53
               May 11, 2026                                     $6.53
               August 10, 2026                                  $6.53
               November 9, 2026                                 $7.05
               February 8, 2027                                 $7.05
               May 10, 2027                                     $7.05
               August 9, 2027                                   $7.05
               November 8, 2027                                 $7.61
               February 14, 2028                                $7.61
               May 8, 2028                                      $7.61
               August 14, 2028                                  $7.61
               November 13, 2028                                $8.21
               February 12, 2029                                $8.21
               May 14, 2029                                     $8.21
               August 13, 2029                                  $8.21
               November 12, 2029                                $8.86
               February 11, 2030                                $8.86
               May 13, 2030                                     $8.86
               August 12, 2030                                  $8.86
               November 11, 2030                                $9.57
               February 10, 2031                                $9.57
               May 12, 2031                                     $9.57
               August 11, 2031                                  $9.57
               August 13, 2031                              $3,505.73

                                    14 of 17

                                                                       EXHIBIT B
                                                                       ---------

                REVISED PURCHASE DATE AND PURCHASE PRICE SCHEDULE
                -------------------------------------------------


Purchase by the Company at the Option of the Holder.

     Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following Purchase Dates and at the following Purchase Prices per $1,000 Principal Amount at Maturity, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

                Purchase Date                               Purchase Price
                August 13:              2002                $648.32
                November 13:            2002                $650.75
                August 13               2004                $667.99
                August 13               2006                $688.25
                August 13               2011                $741.65
                August 13               2016                $799.19
                August 13               2021                $861.19
                August 13               2026                $928.00

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
                                                                    EXHIBIT 99.7
--------------------------------------------------
NEWS RELEASE
--------------------------------------------------
               EATON VANCE CORP.
               The Eaton Vance Building
{LOGO}         255 State Street, Boston, MA  02109
               (617) 482-8260
               Contact: William M. Steul
--------------------------------------------------


                                                                  AUGUST 9, 2002
                                                           FOR IMMEDIATE RELEASE

        EATON VANCE AMENDS ZERO COUPON-SENIOR EXCHANGEABLE NOTES DUE 2031

Boston, MA - Eaton Vance Corp. (NYSE:EV) announced today that its principal operating company, Eaton Vance Management, intends to amend the terms of its Zero Coupon-Senior Exchangeable Notes Due 2031 (the "Notes") to add an additional put date at November 13, 2002 and to make a one-time cash interest payment to Noteholders who retain their Notes beyond August 13, 2002, the current put date.

With respect to the additional put date, Noteholders who validly tender and do not withdraw their Notes for purchase on or before the close of business November 13, 2002 will receive the scheduled repurchase price in cash on November 18, 2002.

Noteholders who retain their Notes beyond August 13, 2002 will receive $3.24 for every $1,000 aggregate principal amount at maturity of the Notes held. This payment is equivalent to 0.50% of each Note's accreted value. The additional cash payment will be made on August 15, 2002, or as promptly as possible thereafter, to Noteholders of record at the close of business on August 14, 2002. The specific terms of the additional put date and one-time cash interest payment are set forth in a Supplemental Indenture, the form of which is being filed today on Form 8-K with the Securities and Exchange Commission.

Under the terms of the Notes, Noteholders have the right to cause Eaton Vance Management to repurchase all or a portion of their holdings on the current put date, August 13, 2002. Noteholders who validly tender and do not withdraw their Notes for purchase on or before the close of business August 13, 2002 will be paid in cash on or after August 14, 2002 in accordance with the terms of the Notes.

Noteholders should discuss with their tax advisors the tax implications of retaining their notes beyond August 13, 2002, which may result in a tax loss to tax paying Noteholders.

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
Eaton Vance Management, a wholly-owned subsidiary of Eaton Vance Corp., and its affiliates manage approximately $55 billion in assets for more than 70 mutual funds, individuals, and various institutional accounts, including those of corporations, hospitals, retirement plans, universities, foundations and trusts.

Certain matters discussed in this press release and in public statements relating to the release may constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including those detailed from time to time in Eaton Vance Corp.'s filings with the Securities and Exchange Commission. (Reference is hereby made to Eaton Vance Corp. Annual Report to shareholders and to its Form 10-K for the year ended October 31, 2001.) Eaton Vance Corp. will not update any forward-looking statements made in this press release to reflect future events or developments.


                                      ####

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